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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 25, 1996 included in Vivid Technologies, Inc.'s Registration Statement on Form S-1 (No. 333-14311), and to all references to our firm included in this registration statement.

                                                ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 11, 1997